                                                            Exhibit 99.24(b)(11)

                         CONSENT OF INDEPENDENT AUDITORS


The Trustees and Shareholder
Keystone Emerging Markets Fund


         We consent to the use of our report dated February 6, 1996 included herein and to the reference to our firm under the caption "ADDITIONAL INFORMATION" in the statement of additional information.




                                                       /s/ KPMG PEAT MARWICK LLP

                                                           KPMG PEAT MARWICK LLP



Boston, Massachusetts
February 23, 1996